Exhibit 10.15

             Admission of Partner/Amendment of Partnership Agreement

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             ADMISSION OF PARTNER/AMENDMENT TO PARTNERSHIP AGREEMENT

                  This Admission of Partner/Amendment to Partnership Agreement ("Agreement") is made this 14th day of October, 1998, by and between ICC Desiccant Technologies, Inc., a Delaware corporation ("I Partner"), Wilshap Investments, L.L.C., a Delaware limited liability company ("Wilshap"), Engelhard DT, Inc., a Delaware corporation ("E Partner"), and Fresh Air Solutions, L.P., a Pennsylvania limited partnership ("FAS").

                                   BACKGROUND

                  I Partner is the sole general partner of FAS with a 1% general partnership interest and a limited partner of FAS with a 89% limited partnership interest therein. E Partner is a limited partner with a 10% limited partnership interest in FAS.

                  I Partner and Wilshap are parties to that certain Purchase and Sale Agreement Relating to Partnership Interests in Fresh Air Solutions, L.P. (the "Purchase and Sale Agreement") of even date herewith. Unless otherwise defined, capitalized terms used herein shall have the meaning ascribed to them in the Purchase and Sale Agreement.

                  Pursuant to the Purchase and Sale Agreement, I Partner has agreed to sell, transfer and convey to Wilshap certain of its Partnership Interests in FAS, consisting of a 1% general partnership interest and a 56.6% limited partnership interest in FAS, and Wilshap has agreed to assume all of the rights and obligations arising in connection with such Partnership Interests.

                  To effectuate the terms of the Purchase and Sale Agreement and in connection with the execution and delivery of the Assignment and Assumption of FAS Partnership Interest Agreement of even date herewith by and between I Partner and Wilshap, Wilshap desires to be admitted, and the parties desire to admit Wilshap, as the sole general partner and as a limited partner of FAS, all as more fully set forth in this Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

Admission of Partner. Wilshap is hereby (i) admitted to FAS as a Substituted General Partner (as such term is defined in the Fresh Air Solutions, L.P. Limited Partnership Agreement dated February 27, 1998 (the "Partnership Agreement")) to replace I Partner as the sole general partner of FAS with a 1% general partnership interest in FAS, and (ii) admitted to FAS as a Limited Partner of FAS with a 56.6% limited partnership interest therein, in each case subject to the terms and conditions of the Partnership Agreement.

Acceptance. Wilshap hereby acknowledges, adopts and agrees to be bound by all of the terms, conditions and covenants of the Partnership Agreement both (i) as a Substituted General Partner to replace I Partner as the sole general partner of FAS with a 1% general partnership interest therein, and (ii) as a Limited Partner of FAS with a 56.6% limited partnership interest therein.

Amendment to Partnership Agreement. The parties hereby amend the Partnership Agreement as follows:

         Exhibit 1 of the Partnership Agreement is hereby amended and restated as follows: Schedule of Partners:

              General Partner                            Number of Units
              ---------------                            ---------------

              Wilshap Investments, LLC                               1.0


              Limited Partners
              ----------------

              Wilshap Investments, LLC                               56.6
              ICC Desiccant Technologies, Inc.                       32.4
              Engelhard DT, Inc.                                     10.0
                                                                    -----

              Total                                                 100.0
                                                                    =====

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         All references to the "General Partner" shall refer solely and exclusively to Wilshap Investments, LLC. All references to "Limited Partners" shall refer to ICC Desiccant Technologies, Inc., Wilshap Investments, LLC, and Engelhard DT, Inc.
         Article IX of the Partnership Agreement is hereby deleted in its entirety.
         In all other respects, the Partnership Agreement shall be and is hereby ratified, confirmed and approved, the same to continue in full force and effect, except as modified herein. Amendment to Certificate of Limited Partnership. Wilshap shall promptly cause an amendment to the Certificate of Limited Partnership of FAS reflecting the admission of Wilshap as the sole general partner of FAS to be filed in the office of the Secretary of State of the Commonwealth of Pennsylvania as required under the Pennsylvania Revised Uniform Limited Partnership Act, as amended.
         Timing and Effect. The Parties hereby acknowledge and agree that Wilshap's admission as a general partner and as a limited partner of FAS pursuant to this Agreement is being effected immediately upon giving effect to the Transaction contemplated by the Purchase and Sale Agreement.
         IN WITNESS WHEREOF, each party has executed this Admission of Partner/Amendment to Partnership Agreement as of the day and year first above written.

                                       ICC DESICCANT TECHNOLOGIES, INC.


                                       By: _____________________________________
                                           Glenn S. Meyers
                                           Executive Vice President


                                       WILSHAP INVESTMENTS, LLC


                                       By: _____________________________________
                                           William A. Wilson
                                           President


                                       FRESH AIR SOLUTIONS, L.P.,

                                       By:    ICC DESICCANT TECHNOLOGIES, INC.,
                                              Withdrawing General Partner


                                       By: _____________________________________
                                           Glenn S. Meyers
                                           Executive Vice President

                                       By:    WILSHAP INVESTMENTS, LLC,
                                              Substituted General Partner


                                       By: _____________________________________
                                           William A. Wilson
                                           President

                                       ENGELHARD DT, INC.


                                       By: _____________________________________
                                           Name:
                                           Title: